Exhibit 99.1

AMNEAL REPORTS SECOND QUARTER 2022 FINANCIAL RESULTS
‒ Q2 2022 Net Revenue of $559 million; GAAP Net Loss of $121 million; Diluted Loss per Share of $(0.80) ‒
‒ Adjusted EBITDA (1) of $135 million; Adjusted Diluted EPS (1) of $0.19 ‒
‒ Updates 2022 Adjusted EBITDA guidance ‒

BRIDGEWATER, NJ, August 5, 2022 - Amneal Pharmaceuticals, Inc. (NYSE: AMRX) (“Amneal” or the “Company”) announced its results today for the second quarter ended June 30, 2022.

“Solid second quarter results reflect topline growth across all three segments and meaningful acceleration in performance from the first quarter. Our core business is strong as we expect acceleration in the second half of 2022 and further momentum in the years ahead. On the horizon are a number of key catalyst launches in high growth areas that will build upon our strong, diversified core business performance,” said Chirag and Chintu Patel, Co-Chief Executive Officers.

Net revenue in the second quarter of 2022 was $559 million, an increase of 5% compared to $535 million in the second quarter of 2021. The increase was driven by growth across all three segments with solid broad-based performance in Generics, including Injectables, Specialty growth driven by Rytary® and Unithroid®, and the expansion of AvKARE’s distribution channel.

Net loss attributable to Amneal Pharmaceuticals, Inc. was $121 million in the second quarter of 2022 compared to net income of $15 million in the second quarter of 2021. Net loss in the quarter included a pre-tax charge of $263 million for the previously disclosed preliminary settlement of the Opana ER® antitrust litigation. Adjusted EBITDA(1) in the second quarter of 2022 was $135 million, a decrease of 6% compared to the second quarter of 2021, reflective of lower gross profit due to product mix and a tough comparison to the prior year. Diluted loss per share and adjusted diluted EPS(1) in the second quarter of 2022 were $(0.80) and $0.19, respectively, compared to $0.10 and $0.23, respectively, in the second quarter of 2021.

(1)    See “Non-GAAP Financial Measures” below.
Revised Full Year 2022 Guidance
The Company is updating its full year 2022 guidance.

	Revised Full Year 2022 Guidance	Prior Full Year 2022 Guidance
Net revenue	$2.15 billion - $2.25 billion	$2.15 billion - $2.25 billion
Adjusted EBITDA (1)	$500 million - $520 million	$540 million - $560 million
Adjusted diluted EPS (2)	$0.65 - $0.70	$0.80 - $0.85
Operating cash flow (3)	$200 million - $225 million	$225 million - $250 million
Capital expenditures	$65 million - $75 million	$75 million - $85 million
Weighted average diluted shares outstanding (4)	Approximately 305 million	Approximately 307 million
(1) Includes 100% of EBITDA from the AvKARE acquisition. Beginning in the first quarter of 2022, the Company no longer excludes research and development (“R&D”) milestone expense from its non-GAAP financial measures. In the second quarter of 2022 and 2021, R&D milestone expenses were $1 million and $8 million, respectively. Prior periods presented have been revised to reflect this change. Refer to our Form 8-K filed with the Securities and Exchange Commission on May 4, 2022 for a full reconciliation of previously reported non-GAAP results to revised non-GAAP results for prior periods.
(2) Accounts for 35% non-controlling interest in AvKARE. Beginning in the first quarter of 2022, the Company no longer excludes R&D milestone expense from its non-GAAP financial measures.
(3) Represents cash provided by operating activities. Guidance does not contemplate one time and non-recurring items such as legal settlements and other discrete items. These amounts exclude anticipated cash payments this year of approximately $131 million related to the preliminary settlement of the Opana ER® antitrust litigation.

(4) Assumes the weighted average diluted shares outstanding of class A and class B common stock under the if-converted method.

Amneal’s 2022 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, the timing of future product launches, the costs incurred and benefits realized of restructuring activities, and our long-term strategy. The Company’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company cannot provide a reconciliation between non-GAAP projections and the most directly comparable measures in accordance with GAAP without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. The items include, but are not limited to, acquisition-related expenses, restructuring expenses and benefits, asset impairments and other gains and losses. These items are uncertain, depend on various factors, and could have a material impact on GAAP reported results.

Conference Call Information

Amneal will host a conference call and live webcast at 8:30 am Eastern Time on August 5, 2022 to discuss its results. The live webcast and presentation will be accessible through the Investor Relations section of the Company’s website at https://investors.amneal.com. To access the call through a conference line, dial (844) 200-6205 (in the U.S.) or (929) 526-1599 (international callers). The access code for the call is 236256. A replay of the conference call will be posted shortly after the call and will be available for seven days. To access the replay, dial (866) 813-9403 (in the U.S.) or +44 (204) 525-0658 (international callers). The access code for the replay is 862075.

About Amneal

Amneal Pharmaceuticals, Inc. (NYSE: AMRX), headquartered in Bridgewater, NJ, is a fully-integrated essential medicines company. We make healthy possible through the development, manufacturing, and distribution of generic and specialty pharmaceuticals, primarily within the United States. The Company has a diverse portfolio of over 250 products in its Generics segment and is expanding across a broad range of complex products and therapeutic areas, including injectables and biosimilars. In its Specialty segment, Amneal has a growing portfolio of branded pharmaceutical products focused primarily on central nervous system and endocrine disorders, with a pipeline focused on unmet needs. Through its AvKARE segment, the Company is a distributor of pharmaceuticals and other products for the U.S. federal government, retail, and institutional markets. For more information, please visit www.amneal.com.
Cautionary Statement on Forward-Looking Statements

Certain statements contained herein, regarding matters that are not historical facts, may be forward-looking statements (as defined in the U.S. Private Securities Litigation Reform Act of 1995). Such forward-looking statements include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, including among other things: discussions of future operations; expected or estimated operating results and financial performance, the Company’s growth prospects and opportunities as well as its strategy for growth; product development and launches; the successful commercialization and market acceptance of new products, and expenditures. Words such as “plans,” “expects,” “will,” “anticipates,” “estimates,” and similar words are intended to identify estimates and forward-looking statements.

The reader is cautioned not to rely on these forward-looking statements. These forward-looking statements are based on current expectations of future events. If the underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of the Company.

Such risks and uncertainties include, but are not limited to: our ability to successfully develop, license, acquire and commercialize new products on a timely basis; the competition we face in the pharmaceutical industry, in general, specifically from brand and generic drug product companies, and the impact of that competition on our ability to set prices; our ability to obtain exclusive marketing rights for our products; our ability to manage our growth through acquisitions and otherwise; our dependence on the sales of a limited number of products for a substantial portion of our total revenues; the continuing trend of consolidation of certain customer groups; our dependence on third-party suppliers and distributors for raw materials for our products and certain finished goods and any associated supply chain disruptions; existing and future legal proceedings, the outcome of which are uncertain and may divert management resources and require us to incur substantial defense or settlement payments and costs; legal, regulatory and legislative efforts by our brand competitors to deter competition from our generic alternatives; the impact of severe weather; the impact of the ongoing COVID-19 pandemic, and the emergence of variant strains; risks related to federal regulation of arrangements between manufacturers of branded and generic products; our reliance on certain licenses to proprietary technologies from time to time; the significant amount of resources we expend on research and development; the risk of product liability and other claims against us by consumers and other third parties; risks related to changes in the regulatory environment, including U.S. federal and state laws related to healthcare fraud abuse and health information privacy and security and changes in such laws; changes to Food and Drug Administration (“FDA”) product approval requirements; the impact of healthcare reform and changes in coverage and reimbursement levels by governmental authorities and other third-party payers; our dependence on third-party agreements for a portion of our product offerings; the impact of global economic conditions, including any economic effects stemming from adverse geopolitical events, an economic downturn and inflation rates; our ability to identify, make and integrate acquisitions or investments in complementary businesses and products on advantageous terms; our substantial amount of indebtedness and our ability to generate sufficient cash to service our indebtedness in the future, and the impact of interest rate fluctuations on such indebtedness; our obligations under a tax receivable agreement may be significant; and the high concentration of ownership of our Class A Common Stock and the fact that we are controlled by the Amneal Group. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the Securities and Exchange Commission, including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in its subsequent reports on Forms 10-Q and 8-K. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect the occurrence of events or circumstances after the date hereof.
Non-GAAP Financial Measures

As previously disclosed, beginning in the first quarter of 2022, we no longer exclude research and development milestone expenses related to license and collaboration agreements from our non-GAAP financial measures and our line item components, including adjusted research and development, adjusted EBITDA, adjusted operating income, adjusted net income and adjusted earnings per share. Prior period adjusted results have been revised to reflect this change.

This release includes certain non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted net income, adjusted diluted earnings per share, adjusted gross profit, adjusted gross margin, adjusted operating income, adjusted cost of goods sold, adjusted selling general and administrative expense, and adjusted research and development expense, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. The calculation of non-GAAP adjusted diluted earnings per share assumes the conversion of all outstanding shares of class B Common Stock to shares of class A Common Stock under the if-converted method.

Management uses these non-GAAP measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results facilitates an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operations and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, our historical adjusted results are not intended to project our adjusted results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to net income, diluted earnings per share, gross profit, gross margin, operating income, cost of goods sold, selling general and administrative expense, and research and development expense or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each historical non-GAAP measure to the most directly comparable GAAP measure is set forth below.

Contact
Anthony DiMeo
Head of Investor Relations
anthony.dimeo@amneal.com

Amneal Pharmaceuticals, Inc.
Consolidated Statements of Operations
(Unaudited; In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net revenue	$559,355	$535,075	$1,056,988	$1,028,180
Cost of goods sold	353,724	322,577	676,786	624,120
Cost of goods sold impairment charges	5,112	—	5,112	—
Gross profit	200,519	212,498	375,090	404,060
Selling, general and administrative	98,806	86,157	197,471	176,883
Research and development	50,748	52,864	103,546	101,046
In-process research and development impairment charges	—	710	—	710
Intellectual property legal development expenses	821	1,365	1,585	4,947
Acquisition, transaction-related and integration expenses	241	4,283	675	7,085
Charges related to legal matters, net	251,877	—	249,551	—
Insurance recoveries for property losses and associated expenses	(1,911)	—	(1,911)	—
Restructuring and other charges	—	—	731	363
Change in fair value of contingent consideration	(270)	—	(70)	—
Other operating income	(1,175)	—	(1,175)	—
Operating (loss) income	(198,618)	67,119	(175,313)	113,026
Other (expense) income:
Interest expense, net	(35,623)	(34,083)	(68,958)	(67,968)
Foreign exchange loss, net	(5,429)	(2,244)	(7,442)	(156)
Loss on refinancing	(291)	—	(291)	—
Other income, net	7,230	4,032	9,352	4,826
Total other expense, net	(34,113)	(32,295)	(67,339)	(63,298)
(Loss) income before income taxes	(232,731)	34,824	(242,652)	49,728
Provision for income taxes	7,350	2,648	3,889	3,007
Net (loss) income	(240,081)	32,176	(246,541)	46,721
Less: Net loss (income) attributable to non-controlling interests	119,273	(17,644)	124,015	(25,483)
Net (loss) income attributable to Amneal Pharmaceuticals, Inc. before accretion of redeemable non-controlling interest	(120,808)	14,532	(122,526)	21,238
Accretion of redeemable non-controlling interest	—	—	(438)	—
Net (loss) income attributable to Amneal Pharmaceuticals, Inc.	$(120,808)	$14,532	$(122,964)	$21,238

Net (loss) income per share attributable to Amneal Pharmaceuticals, Inc.'s class A common stockholders:
Basic	$(0.80)	$0.10	$(0.82)	$0.14
Diluted	$(0.80)	$0.10	$(0.82)	$0.14
Weighted-average common shares outstanding:
Basic	150,993	148,996	150,445	148,507
Diluted	150,993	151,986	150,445	151,606

Amneal Pharmaceuticals, Inc.
Condensed Consolidated Balance Sheets
(Unaudited; In thousands)

	June 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$91,979	$247,790
Restricted cash	6,203	8,949
Trade accounts receivable, net	688,849	662,583
Inventories	533,028	489,389
Prepaid expenses and other current assets	232,204	110,218
Related party receivables	1,338	1,179
Total current assets	1,553,601	1,520,108
Property, plant and equipment, net	483,625	514,158
Goodwill	600,974	593,017
Intangible assets, net	1,204,224	1,166,922
Operating lease right-of-use assets	36,490	39,899
Operating lease right-of-use assets - related party	19,212	20,471
Financing lease right-of-use assets	63,443	64,475
Other assets	79,836	20,614
Total assets	$4,041,405	$3,939,664
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$561,692	$525,345
Current portion of liabilities for legal matters	275,338	58,000
Revolving credit facility	85,000	—
Current portion of long-term debt, net	29,920	30,614
Current portion of operating lease liabilities	10,096	9,686
Current portion of operating and financing lease liabilities - related party	2,796	2,636
Current portion of financing lease liabilities	3,318	3,101
Related party payables - short term	24,904	47,861
Total current liabilities	993,064	677,243
Long-term debt, net	2,622,447	2,680,053
Note payable - related party	38,856	38,038
Operating lease liabilities	28,904	32,894
Operating lease liabilities - related party	17,380	18,783
Financing lease liabilities	60,011	60,251
Related party payables - long term	10,654	9,619
Other long-term liabilities	79,213	38,903
Total long-term liabilities	2,857,465	2,878,541
Redeemable non-controlling interests	17,885	16,907
Total stockholders' equity	172,991	366,973
Total liabilities and stockholders' equity	$4,041,405	$3,939,664

Amneal Pharmaceuticals, Inc.
Consolidated Statements of Cash Flows
(Unaudited; In thousands)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net (loss) income	$(246,541)	$46,721
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	117,511	112,037
Unrealized foreign currency loss	8,014	124
Amortization of debt issuance costs and discount	4,388	4,473
Loss on refinancing	291	—
Intangible asset impairment charges	5,112	710
Insurance recoveries for property and equipment losses	(1,000)	—
Stock-based compensation	16,327	12,962
Inventory provision	17,748	25,805
Change in fair value of contingent consideration	(70)	—
Other operating charges and credits, net	3,449	2,764
Changes in assets and liabilities:
Trade accounts receivable, net	(26,561)	(13,167)
Inventories	(65,395)	(54,580)
Prepaid expenses, other current assets and other assets	(119,747)	(23,988)
Related party receivables	(159)	7,383
Accounts payable, accrued expenses and other liabilities	273,947	(21,137)
Related party payables	7,508	(3,912)
Net cash (used in) provided by operating activities	(5,178)	96,195
Cash flows from investing activities:
Purchases of property, plant and equipment	(15,842)	(19,585)
Deposits for future acquisition of property, plant, and equipment	(3,955)	(1,667)
Acquisition of intangible assets	(10,000)	(500)
Acquisitions of businesses, net of cash acquired	(84,714)	(73,828)
Proceeds from insurance recoveries for property and equipment losses	1,000	—
Net cash used in investing activities	(113,511)	(95,580)
Cash flows from financing activities:
Payments of deferred financing and refinancing costs	(1,622)	—
Payments of principal on debt, financing leases and other	(63,010)	(33,876)
Borrowings on revolving credit facility	85,000	—
Proceeds from exercise of stock options	239	681
Employee payroll tax withholding on restricted stock unit vesting	(3,291)	(2,378)
Tax distributions to non-controlling interests	(9,917)	(27,551)
Acquisition of redeemable non-controlling interest	(1,722)	—
Payments of deferred consideration for acquisitions - related party	(43,998)	—
Payments of principal on financing lease - related party	—	(93)
Repayment of related party note	—	(1,000)
Net cash used in financing activities	(38,321)	(64,217)
Effect of foreign exchange rate on cash	(1,547)	(366)
Net decrease in cash, cash equivalents, and restricted cash	(158,557)	(63,968)
Cash, cash equivalents, and restricted cash - beginning of period	256,739	347,121
Cash, cash equivalents, and restricted cash - end of period	$98,182	$283,153
Cash and cash equivalents - end of period	$91,979	$278,306
Restricted cash - end of period	6,203	4,847
Cash, cash equivalents, and restricted cash - end of period	$98,182	$283,153

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited, In thousands)

Reconciliation of Net (Loss) Income to EBITDA and Adjusted EBITDA (1)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net (loss) income	$(240,081)	$32,176	$(246,541)	$46,721
Adjusted to add:
Interest expense, net	35,623	34,083	68,958	67,968
Provision for income taxes	7,350	2,648	3,889	3,007
Depreciation and amortization	59,696	56,487	117,511	112,037
EBITDA (Non-GAAP)	$(137,412)	$125,394	$(56,183)	$229,733
Adjusted to add (deduct):
Stock-based compensation expense	8,262	7,632	16,327	12,962
Acquisition, site closure, and idle facility expenses (2)	3,173	5,964	8,762	11,756
Restructuring and other charges (3)	—	—	731	363
Loss on refinancing	291	—	291	—
Inventory related charges	—	87	—	201
Charges related to legal matters, net (4)	251,877	—	249,551	—
Asset impairment charges	5,250	741	5,250	1,064
Foreign exchange loss	5,429	2,244	7,442	156
Regulatory approval milestone	—	—	5,000	—
Change in fair value of contingent consideration	(270)	—	(70)	—
Insurance recoveries for property losses and associated expenses	(1,911)	—	(1,911)	—
Other	(104)	807	(745)	1,806
Adjusted EBITDA (Non-GAAP)	$134,585	$142,869	$234,445	$258,041

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands, except per share amounts)

Reconciliation of Net (Loss) Income to Adjusted Net Income and Calculation of Adjusted Diluted Earnings Per Share (1)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net (loss) income	$(240,081)	$32,176	$(246,541)	$46,721
Adjusted to add (deduct):
Non-cash interest	1,966	2,077	3,948	4,049
GAAP provision for income taxes	7,350	2,648	3,889	3,007
Amortization	40,216	41,361	79,368	80,875
Stock-based compensation expense	8,262	7,632	16,327	12,962
Acquisition, site closure expenses, and idle facility expenses (2)	3,173	5,964	8,762	11,756
Restructuring and other charges (3)	—	—	731	363
Loss on refinancing	291	—	291	—
Inventory related charges	—	87	—	201
Charges related to legal matters, including interest, net (4)	252,230	—	249,904	—
Asset impairment charges	5,250	741	5,250	1,064
Regulatory approval milestone	—	—	5,000	—
Change in fair value of contingent consideration	(270)	—	(70)	—
Insurance recoveries for property losses and associated expenses	(1,911)	—	(1,911)	—
Other	(103)	807	(603)	1,806
Provision for income taxes (5)	(17,451)	(20,132)	(27,659)	(35,185)
Net income attributable to non-controlling interests not associated with our class B common stock	(1,889)	(2,054)	(4,088)	(3,850)
Adjusted net income (Non-GAAP)	$57,033	$71,307	$92,598	$123,769
Weighted average diluted shares outstanding (Non-GAAP) (6)	304,278	304,103	304,456	303,722
Adjusted diluted earnings per share (Non-GAAP)	$0.19	$0.23	$0.30	$0.41

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands)

Explanations for Reconciliations of Net (Loss) Income to EBITDA and Adjusted EBITDA and
Net (Loss) Income to Adjusted Net Income and Calculation of Adjusted Diluted Earnings per Share

(1)	Beginning in the first quarter of 2022, we will no longer exclude research and development milestone expenses related to license and collaboration agreements from our non-GAAP financial measures and our line item components, including adjusted research and development, adjusted EBITDA, adjusted operating income, adjusted net income and adjusted earnings per share. Prior period adjusted results have been revised to reflect this change. Refer to our Form 8-K filed on May 4, 2022 for additional information.

(2)
Acquisition, site closure, and idle facility expenses for the three months ended June 30, 2022 primarily included: (i.) integration costs associated with the acquisition of the baclofen franchise from certain entities affiliated with Saol International Limited which closed on February 9, 2022 (the “Saol Acquisition”) and (ii) site closure costs associated with the planned cessation of manufacturing at our Hauppauge, NY facility. Acquisition, site closure, and idle facility expenses for the six months ended June 30, 2022 primarily included (i) transaction and integration costs associated with the Saol Acquistion; (ii.) integration costs associated with the acquisition of Puniska Healthcare Pvt. Ltd. which closed on November 2, 2021; and (iii) site closure costs associated with the planned cessation of manufacturing at our Hauppauge, NY facility. Acquisition, site closure and idle facility expenses for the three and six months ended June 30, 2021 primarily included (i) transaction and integration costs associated with the acquisition of Kashiv Specialty Pharmaceuticals, LLC, which closed on April 2, 2021; (ii) integration costs associated with the acquisition of AvKARE; and (iii) site closure expenses associated with the planned cessation of manufacturing at our Hauppauge, NY facility.

(3)	For the three and six months ended June 30, 2021, restructuring and other charges primarily consisted of cash severance charges associated with the cost of benefits for former management employees.

(4)
For the three and six months ended June 30, 2022, charges related to legal matters, net, primarily included charges for the preliminary settlement of the Opana ER® antitrust litigation, net of insurance recoveries associated with class action shareholder lawsuits.

(5)
The non-GAAP effective tax rates for the three and six months ended June 30, 2022 were 23.4% and 23.0%, respectively. The non-GAAP effective tax rates for the three and six months ended June 30, 2021 were 21.0%.

(6)	Weighted average diluted shares outstanding consisted of class A common stock and class B common stock under the if-converted method.

Amneal Pharmaceuticals, Inc.
Generics Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Three Months Ended June 30, 2022			Three Months Ended June 30, 2021
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$364,895	$—	$364,895	$360,437	$—	$360,437
Cost of goods sold (2)	223,423	(13,961)	209,462	204,154	(13,637)	190,517
Cost of goods sold impairment charges	5,112	(5,112)	—	—	—	—
Gross profit	136,360	19,073	155,433	156,283	13,637	169,920
Gross margin %	37.4%		42.6%	43.4%		47.1%

Selling, general and administrative (3)	26,558	(1,200)	25,358	11,797	9	11,806
Research and development (4)	44,174	(1,406)	42,768	43,431	(1,196)	42,235
In-process research and development impairment charges	—	—	—	710	(710)	—
Intellectual property legal development expense	778	—	778	1,340	—	1,340
Acquisition, transaction-related and integration expenses	8	(8)	—	—	—	—
Charges related to legal matters	483	(483)	—	—	—	—
Insurance recoveries for property losses and associated expenses	(1,911)	1,911	—	—	—	—
Other operating income	(1,175)	—	(1,175)	—	—	—
Operating income	$67,445	$20,259	$87,704	$99,005	$15,534	$114,539

(1)	Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)	Adjustments for the three months ended June 30, 2022 and 2021, respectively, were comprised of stock-based compensation expense ($1.3 million and $1.4 million), amortization expense ($10.2 million and $9.8 million), site closure and idle facility expenses ($2.4 million and $2.2 million), inventory related charges (none and $0.1 million), asset impairment charges ($0.1 million and none), and other (none and $0.1 million).

(3)
Adjustments for the three months ended June 30, 2022 and 2021, respectively, were comprised of stock-based compensation expense ($0.6 million and $0.4 million), site closure costs ($0.6 million and $(0.5) million), and other (none and $0.1 million).

(4)
Adjustments for the three months ended June 30, 2022 and 2021, respectively, were comprised of stock-based compensation expense ($1.4 million and $1.0 million) and other (none and $0.2 million). Non-GAAP adjusted research and development for the three months ended June 30, 2021, as previously reported, has been revised to include $7.8 million of research and development milestone expenses previously excluded.

Amneal Pharmaceuticals, Inc.
Generics Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Six Months Ended June 30, 2022			Six Months Ended June 30, 2021
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$682,642	$—	$682,642	$672,945	$—	$672,945
Cost of goods sold (2)	422,453	(29,052)	393,401	389,452	(25,656)	363,796
Cost of goods sold impairment charges	5,112	(5,112)	—	—	—	—
Gross profit	255,077	34,164	289,241	283,493	25,656	309,149
Gross margin %	37.4%		42.4%	42.1%		45.9%

Selling, general and administrative (3)	54,151	(7,450)	46,701	30,559	(815)	29,744
Research and development (4)	87,395	(2,565)	84,830	79,548	(2,198)	77,350
In-process research and development impairment charges	—	—	—	710	(710)	—
Intellectual property legal development expenses	1,550	—	1,550	4,922	—	4,922
Acquisition, transaction-related and integration expenses	8	(8)	—	—	—	—
Charges related to legal matters	2,157	(2,157)	—	—	—	—
Insurance recoveries for property losses and associated expenses	(1,911)	1,911	—	—	—	—
Restructuring and other charges	206	(206)	—
Other operating income	(1,175)	—	(1,175)	80	(80)	—
Operating income	$112,696	$44,639	$157,335	$167,674	$29,459	$197,133

(1)	Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)	Adjustments for the six months ended June 30, 2022 and 2021, respectively, were comprised of stock-based compensation expense ($2.8 million and $2.0 million), amortization expense ($19.5 million and $17.8 million), site closure and idle facility expenses ($7.0 million and $4.7 million), inventory related charges (none and $0.2 million), asset impairment charges ($0.1 and $0.4 million), and other ($(0.3) million and $0.6 million).

(3)
Adjustments for the six months ended June 30, 2022 and 2021, respectively, were comprised of stock-based compensation expense ($1.3 million and $0.8 million), a regulatory approval milestone ($5.0 million and none), and site closure costs ($1.1 million and immaterial).

(4)
Adjustments for the six months ended June 30, 2022 and 2021, respectively, were comprised of stock-based compensation expense ($2.6 million and $1.8 million) and other (none and $0.3 million). Non-GAAP adjusted research and development for the six months ended June 30, 2021, as previously reported, has been revised to include $11.3 million of research and development milestone expenses previously excluded.

Amneal Pharmaceuticals, Inc.
Specialty Segment
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited; In thousands)

	Three Months Ended June 30, 2022			Three Months Ended June 30, 2021
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$97,001	$—	$97,001	$88,635	$—	$88,635
Cost of goods sold (1)	42,791	(26,878)	15,913	48,683	$(27,500)	21,183
Gross profit	54,210	26,878	81,088	39,952	27,500	67,452
Gross margin %	55.9%		83.6%	45.1%		76.1%

Selling, general and administrative (2)	23,171	199	23,370	20,656	(741)	19,915
Research and development (2)	6,574	(403)	6,171	9,433	(289)	9,144
Intellectual property legal development expenses	43	—	43	25	—	25
Acquisition, transaction-related and integration expenses	32	(32)	—	16	(16)	—
Change in fair value of contingent consideration (3)	(270)	270	—	—	—	—
Operating income	$24,660	$26,844	$51,504	$9,822	$28,546	$38,368

(1)	Adjustments for the three months ended June 30, 2022 and 2021 were comprised of amortization expense.

(2)	Adjustments for the three months ended June 30, 2022 and 2021 were comprised of stock-based compensation expense.

(3)	Contingent consideration was recorded in connection with the acquisition of Kashiv Specialty Pharmaceuticals, LLC.

Amneal Pharmaceuticals, Inc.
Specialty Segment
Reconciliation of GAAP to Non-GAAP Operating Results
(Unaudited; In thousands)

	Six Months Ended June 30, 2022			Six Months Ended June 30, 2021
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$182,087	$—	$182,087	$184,566	$—	$184,566
Cost of goods sold (1)	86,644	(53,532)	33,112	96,881	(54,993)	41,888
Gross profit	95,443	53,532	148,975	87,685	54,993	142,678
Gross margin %	52.4%		81.8%	47.5%		77.3%

Selling, general and administrative (2)	47,571	(414)	47,157	40,537	(1,332)	39,205
Research and development (3)	16,151	(729)	15,422	21,498	(469)	21,029
Intellectual property legal development expenses	35	—	35	25	—	25
Acquisition, transaction-related and integration expenses	32	(32)	—	16	(16)	—
Change in fair value of contingent consideration (4)	(70)	70	—	—	—	—
Operating income	$31,724	$54,637	$86,361	$25,609	$56,810	$82,419

(1)	Adjustments for the six months ended June 30, 2022 and 2021 were comprised of amortization expense.

(2)	Adjustments for the six months ended June 30, 2022 and 2021 were comprised of stock-based compensation expense.

(3)
Adjustments for the six months ended June 30, 2022 and 2021 were comprised of stock-based compensation expense. Non-GAAP adjusted research and development for the six months ended June 30, 2021, as previously reported, has been revised to include $7.4 million of research and development milestone expenses previously excluded.

(4)	Contingent consideration was recorded in connection with the acquisition of Kashiv Specialty Pharmaceuticals, LLC.

Amneal Pharmaceuticals, Inc.
AvKARE Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Three Months Ended June 30, 2022			Three Months Ended June 30, 2021
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$97,459	$—	$97,459	$86,003	$—	$86,003
Cost of goods sold	87,510	—	87,510	69,740	—	69,740
Gross profit	9,949	—	9,949	16,263	—	16,263
Gross margin %	10.2%		10.2%	18.9%		18.9%

Selling, general and administrative (2)	12,735	(4,933)	7,802	13,599	(6,183)	7,416
Acquisition, transaction-related and integration expenses (3)	—	—	—	491	(491)	—
Operating (loss) income	$(2,786)	$4,933	$2,147	$2,173	$6,674	$8,847

(1)	Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)	Adjustments for the three months ended June 30, 2022 and 2021 were comprised of amortization expense.

(3)	Adjustments for the three months ended June 30, 2021 were comprised of finance integration expenses.

Amneal Pharmaceuticals, Inc.
AvKARE Segment
Reconciliation of GAAP to Non-GAAP Operating Results (1)
(Unaudited; In thousands)

	Six Months Ended June 30, 2022			Six Months Ended June 30, 2021
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Net revenue	$192,259	$—	$192,259	$170,669	$—	$170,669
Cost of goods sold	167,689	—	167,689	137,787	—	137,787
Gross profit	24,570	—	24,570	32,882	—	32,882
Gross margin %	12.8%		12.8%	19.3%		19.3%

Selling, general and administrative (2)	26,145	(9,459)	16,686	27,303	(12,367)	14,936
Acquisition, transaction-related and integration expenses (3)	—	—	—	1,422	(1,422)	—
Operating income	$(1,575)	$9,459	$7,884	$4,157	$13,789	$17,946

(1)	Operating results for the sale of Amneal products by AvKARE were included in our Generics segment.

(2)	Adjustments for the six months ended June 30, 2022 and 2021, respectively, were comprised of amortization expense ($9.9 million and $12.4 million) and other ($(0.4) million and none).

(3)	Adjustments for the six months ended June 30, 2021 were comprised of finance integration expenses.